NET LOSS PER SHARE	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
NET LOSS PER SHARE

NOTE 18: NET LOSS PER SHARE

Number of shares and loss used in the computation of net loss per share:

	Year ended December 31,
	2021		2020		2019
	Weighted number of shares*)	Loss attributable to equity holders of the Company	Weighted number of shares*)	Loss attributable to equity holders of the Company	Weighted number of shares*)	Loss attributable to equity holders of the Company
Used in the computation of basic and diluted net loss	31,154,258	$6,462	22,453,025	$5,385	20,506,202	$10,328

*)	Computation of diluted loss per share did not include potential ordinary shares that would result from conversion of outstanding options and warrants, since their conversion has anti-dilutive effect.